UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 859-6800

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On December 30, 2025, TransAct Technologies Incorporated (the “Company”) agreed with Avery Dennison Corporation (“AD”) and StreemSoft LLC (formerly, ZippyYum LLC) (“StreemSoft”) to terminate (i) that certain Master License Agreement, dated February 22, 2019, as amended (the “MLA”), (ii) that certain Master Development and License Agreement, dated July 20, 2018 (the “MDLA”), entered into by and between the Company and StreemSoft, (iii) the related Subcontract Agreement, dated March 18, 2021, between StreemSoft and AD, and (iv) the Agreement to Accommodate Sale by ZippyYum to AD, dated March 16, 2021 (collectively, the “License Agreements”).

The termination of the License Agreements is in accordance with and as contemplated by the Company’s previously announced Source Code Purchase and Perpetual License Agreement and related Transition Statement of Work, each dated August 5, 2025 (collectively, the “Source Code Transition Agreement”), pursuant to which the Company acquired a royalty free license to a copy of the BOHA! source code, and will be effective as of the date of “Completion” or “Project Completion” (each as defined in the Source Code Transition Agreement), subject to the survival of the parties’ confidentiality obligations under the License Agreements. The Company did not incur any early termination penalties in connection with the termination of the License Agreements.

The MLA and the MDLA provided for the development and maintenance by StreemSoft, and licensing to the Company, of certain portions of the Company’s food service technology software, the hosting of certain web-based software applications, and the payment by the Company of certain fees, including a revenue-sharing arrangement with StreemSoft.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ William J. DeFrances
William J. DeFrances
Vice President & Chief Accounting Officer

Date: January 5, 2026